                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  FORM 8-K/A

                                CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

                              September 11, 2000

                 ADAMS OUTDOOR ADVERTISING LIMITED PARTNERSHIP
            (Exact name of registrant as specified in its charter)

                         Commission File No. 333-3338

         Minnesota                                            41-1540241
(State or other jurisdiction of                             (IRS Employer
 incorporation or organization)                          Identification No.)

                                ---------------

                        ADAMS OUTDOOR ADVERTISING, INC.
            (Exact name of registrant as specified in its charter)


                        Commission File No. 333-3338-01

         Minnesota                                            41-1540245
(State or other jurisdiction of                             (IRS Employer
 incorporation or organization)                          Identification No.)

                       1380 West Paces Ferry Road, N.W.
                             Suite 170, South Wing
                               Atlanta, GA 30327
                   (Address of principal executive offices)

                                (404) 233-1366
             (Registrant's telephone number, including area code)


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                 ADAMS OUTDOOR ADVERTISING LIMITED PARTNERSHIP

                   UNAUDITED PRO FORMA FINANCIAL STATEMENTS

The unaudited pro forma financial statements of operations for the year ended December 31, 1999, October 31, 1999 and the six months ended June 30, 2000 illustrate the estimated effects of the acquisitions as if each had occurred as of the beginning of the earliest period presented.




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                 ADAMS OUTDOOR ADVERTISING LIMITED PARTNERSHIP
                     CONSOLIDATED STATEMENT OF OPERATIONS
                            (Dollars in thousands)

                                              AOALP              HSP           Horizon
                                         12 months ended  12 months ended  12 months ended
                                            12/31/1999       10/31/1999      12/31/1999       Acquisition
                                            (audited)        (audited)       (unaudited)      Adjustments     Consolidated
                                         ---------------  ---------------  ---------------  ---------------  ---------------
Gross Revenues                               $74,808          $ 9,934           $2,054           $     -           $86,796
  Less agency commissions                      6,768                -                -                 -             6,766
                                             -------           ------           ------           -------           -------
    Net outdoor advertising revenue           68,040            9,934            2,054                 -            80,028

Operating expenses:
  Direct advertising expenses                 33,508            8,104            1,328                 -            42,940
  Corporate general and administrative         3,660                -                -                 -             3,660
  Depreciation and amortization                6,930              226              117             1,070  (2)        8,987
                                                                                                     644  (2)
  Management fee charges                           -              344                -              (344) (3)            0
  Deferred compensation                        2,479                -                -                 -             2,479
                                             -------           ------            -----           -------           -------
    Total operating expenses                  46,577            8,674            1,445             1,370            58,068
                                             -------           ------            -----           -------           -------
    Operating income                          21,463            1,260              609            (1,370)           21,962
                                             -------           ------            -----           -------           -------
Other expenses (income):
   Interest expenses                          13,363              153                5             2,100  (2)       17,024
                                                                                                   1,561  (2)
                                                                                                    (153) (4)
                                                                                                      (5) (4)
   Interest expense-related parties                -                -                -                 -                 -
   Payments to partners                        2,500                -                -                 -             2,500
   Other (income) expenses, net                  (54)               -              (18)                -               (72)
   Unrealized gain on investments               (689)               -                -                 -              (689)
   Loss on disposals of property, plant
   and equipment, net                            369                -               11                 -               380
                                             -------           ------            -----           -------           -------
     Total other expenses                     15,488              153               (2)            3,503            19,143
                                             -------           ------            -----           -------           -------
     Income before taxes                       5,975            1,106              611            (4,873)            2,819
     Income tax provision                          -              607              233                 -               840
     Extraordinary loss on early
        extinguishment of debt                   194                -                -                 -               194
                                             -------           ------            -----          --------           -------
     Net income                              $ 5,761           $  499           $  378          $ (4,873)           $1,785
                                             =======           ======           ======          ========           =======

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


[CAPTION]

                                           ADAMS OUTDOOR ADVERTISING LIMITED PARTNERSHIP
                                               CONSOLIDATED STATEMENT OF OPERATIONS
                                                  SIX MONTHS ENDED JUNE 30, 2000
                                                            (Unaudited)
                                                      (Dollars in thousands)


                                                                                         Acquisition
                                            AOALP           HSP           Horizon        Adjustments       Consolidated
                                          --------        -------        --------        -----------       ------------
Gross Revenues                            $ 38,451        $ 5,395         $ 1,067         $      -           $ 44,914
  Less agency commissions                    3,447              -               -                -              3,447
                                          --------        -------         -------         --------          ---------
    Net outdoor advertising revenue         35,004          5,395           1,067                -             41,467

Operating expenses:
  Direct advertising expenses               16,972          4,534             693                -             22,199
  Corporate general and administrative       1,575              -               -                -              1,575
  Depreciation and amortization              3,188            181              58              535 (2)          4,284
                                                                                               322 (2)
  Deferred compensation                        720              -               -                -                720
                                          --------        -------         -------         --------          ---------
    Total operating expenses                22,454          4,716             751                -             28,779
                                          --------        -------         -------         --------          ---------
    Operating income                        12,550            679             316             (857)            12,688
                                          --------        -------         -------         --------          ---------

Other expenses (income):
  Interest expense                           6,808             46               2            1,050 (2)          8,648
                                                                                               781 (2)
                                                                                                (2)(4)
                                                                                               (37)(4)
  Interest expense - related parties           477            151               -              (25)(4)            603
  Payments to partners                           -              -               -                -                  -
  Management bonus                               -            218               -                -                218
  Other expenses (income), net                   3             78               -                -                 81
  Loss on disposals of property, plant
   and equipment, net                           48              -               -                -                 48
                                          --------        -------         -------         --------          ---------
    Total other expenses                     7,336            493               2            1,767              9,596
                                          --------        -------         -------         --------          ---------
   Income before taxes                       5,214            186             314           (2,624)             3,090

   Income tax provision                          -             74             147                -                220
                                          --------        -------         -------         --------          ---------
   Net income                             $  5,214        $   113         $   167         $ (2,624)         $   2,870
                                          ========        =======         =======         ========          =========

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

                 ADAMS OUTDOOR ADVERTISING LIMITED PARTNERSHIP

               NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS

The unaudited pro forma financial statements have been prepared using the purchase method of accounting, whereby the total cost of the acquisitions is allocated to the tangible and intangible assets acquired and liabilities assumed based upon their respective fair values at the effective dates of such acquisitions. For the purposes of the unaudited financial information, such allocations have been made based upon currently available information and management's estimates.

The historical financial statements are derived from the audited financial statements of Adams Outdoor Advertising L.P. (the "Company") for the year ended December 31, 1999 and HSP Graphics Ltd. ("HSP") for the year ended October
31, 1999, the unaudited financial statements of Horizon Outdoor Advertising ("Horizon") for the year ended December 31, 1999, and the unaudited statements of the Company, HSP and Horizon for the six months ended June 30, 2000. The unaudited financial statements reflect all adjustments, consisting primarily of normal recurring accruals, which in the opinion of management of the Company are necessary for a fair presentation of results for the respective periods.

The unaudited pro forma financial information does not purport to represent what the results of operations or financial position of the Company would actually have been if the acquisitions had occurred on such dates or to project the results of operations or financial position of the Company for any future date or period.

(1) Reflects the historical operating results of the Company and Horizon for the year ended December 31, 1999, of HSP for the year ended October 31, 1999 and of the Company, HSP and Horizon for the six months ended June 30, 2000.

(2) Reflects adjustments to record goodwill amortization for HSP of $21 million over a 20-year period ($1.1 million per year) and Horizon of $12.9 million over a 20-year period ($644,000 per year). For the six months ended June 30, 2000, the amortization expense for HSP and Horizon is $535,000 and $322,000, respectively. In addition, for the fiscal year ended, interest expense is reflected for HSP of $21 million (purchase price) times an effective interest rate of 10%, or $2.1 million. The additional interest expense for Horizon would be $1.6 million based on a purchase price of $15.6 million. For the six months ended June 30, 2000, the interest expense for HSP and Horizon would be $1.1 million and $781,000, respectively.

    Yearly amortization and interest:

    HSP Goodwill                    $21,400,000/20 years          $1,070,000
    Horizon Goodwill                $12,899,489/20 years          $  644,000
    HSP Interest Expense            $21,000,000 @ 10%             $2,100,000
    Horizon Interest Expense        $15,613,350 @ 10%             $1,561,000

(3) Reflects elimination of management fees of $344,000 paid to previous owners.



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(4) Reflects elimination of interest expense:

    HSP                         10/31/99                $153,000
    Horizon                     12/31/99                $  5,000
    HSP                          6/30/00                $ 37,000
    Horizon                      6/30/00                $  2,000
    HSP related party            6/30/00                $ 25,000









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Adams Outdoor Advertising Limited Partnership, a Minnesota limited partnership and Adams Outdoor Advertising, Inc., a Minnesota corporation hereby amend their Report on Form 8-K dated 7/13/00. The item number and responses thereto below are in accordance with the requirements on Form 8-K.

Item 7. Financial Statements and Exhibits

        (a) Financial Statements of Business Acquired

        (b) Pro Forma Financial Information

        (c) Exhibits


                                  SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 11, 2000               ADAMS OUTDOOR ADVERTISING
                                       LIMITED PARTNERSHIP

                                       By Adams Outdoor Advertising, Inc.
                                          Its General Partner


                                       By /s/ J. Kevin Gleason
                                          --------------------------------------
                                          J. Kevin Gleason
                                          President and Chief Executive Officer


                                       By /s/ Abe Levine
                                          --------------------------------------
                                          Abe Levine
                                          Chief Financial Officer
                                          (Principal Financial and
                                          Accounting Officer)


                                       ADAMS OUTDOOR ADVERTISING, INC.


                                       By /s/ J. Kevin Gleason
                                          --------------------------------------
                                          J. Kevin Gleason
                                          President and Chief Executive Officer


                                       By /s/ Abe Levine
                                          --------------------------------------
                                          Chief Financial Officer
                                          (Principal Financial and
                                          Accounting Officer)


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